PROSPECTUS SUPPLEMENT TO

                         VAN ECK FUNDS, INC. PROSPECTUS

                               MID CAP VALUE FUND

                                DATED MAY 1, 2003

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APPOINTMENT OF NEW SUB-ADVISER TO THE FUND

At a meeting of shareholders held on October 15, 2003, the shareholders approved the sub-advisory agreement with New York Life Investment Management LLC ("NLYIM"). NYLIM had been serving as interim sub-adviser to the Fund since June 1, 2003.

NYLIM, which commenced operations in April 2000, is wholly-owned by New York Life Insurance Company and is located at 51 Madison Avenue, New York, New York 10010. As of December 31, 2003, NYLIM and its asset management affiliates had assets under management totaling approximately $178 billion. Under this agreement, the Adviser will pay NYLIM (from the management fee paid to the Adviser by the Fund) a fee, payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets, reduced by 0.01%, on an annual basis for each $1 million of such assets under $50 million. Prior to approval of this agreement by shareholders, the fee paid to NYLIM by the Adviser from the management fee payable to it was limited to no more than 0.20%, on an annual basis, of the Fund's average daily net assets.

PORTFOLIO MANAGERS:

Wesley G. McCain and Kathy A. O'Connor will serve as portfolio managers to the Fund. Dr. McCain (who is a former Director and Trustee of other Van Eck Funds) has been associated with NYLIM for two years. Prior to that time, he was associated with Towneley Capital Management, Inc. for 29 years and has 31 years investment experience as a portfolio manager. Ms. O'Connor has been with NYLIM for two years and has 15 years investment experience as a portfolio manager.

                  PROSPECTUS SUPPLEMENT DATED JANUARY 27, 2004

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